UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2007 (June 5, 2007)

Alliance One International, Inc.
(Exact name of registrant as specified in its charter)

Virginia	001-13684	54-1746567
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(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8001 Aerial Center Parkway Morrisville, NC 27560-8417 (Address of principal executive offices)

(919) 379-4300 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Alliance One International, Inc.

ITEM 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

On June 5, 2007, the Audit Committee of the Board of Directors of Alliance One International, Inc. (the “Company”), in consultation with management, concluded that the previously issued Condensed Consolidated Statements of Income, Condensed Consolidated Balance Sheets, and Condensed Consolidated Statements of Cash Flows (“Condensed Consolidated Financial Statements”) presented in quarterly reports on Form 10-Q for the  periods ended June 30, 2006, September 30, 2006 and December 31, 2006 contained the following non-cash errors related to income taxes:

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Deferred income tax expense was not recognized when certain assets were written off for statutory tax purposes;

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Deferred income tax benefits were not recognized as a result of the write-off of related assets for financial statement reporting purposes;

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Deferred income tax expense was not recognized on an unrealized foreign exchange gain that is taxable in a future period for statutory tax purposes;

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A valuation allowance was not reversed to reflect the utilization of the related net operating losses; and

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Other income tax related adjustments that are not material, individually and in the aggregate, which will be  included in the restated condensed consolidated financial statements.

The net impact of these errors resulted in an understatement of income tax expense for each of the quarters ended June 30, 2006, September 30, 2006 and December 31, 2006.  As a result, the Audit Committee and management concluded that the Condensed Consolidated Financial Statements for the quarterly periods ended June 30, 2006, September 30, 2006, and December 31, 2006 should no longer be relied upon.   The Company plans to amend and restate its Quarterly Reports on Form 10-Q for each of these periods as soon as practicable. The Audit Committee and authorized officers of the Company have discussed the matters disclosed pursuant to this Item 4.02 (a) filing with the Company's independent registered public accounting firm, Deloitte & Touche LLP.

The cumulative understatement of income tax expense for the three months ended June 30, 2006, the six months ended September 30, 2006 and the nine months ended December 31, 2006 was $1.5 million, $4.0 million and $8.7 million, respectively. The cumulative understatement of income tax expense for the nine months ended December 31, 2006 of $8.7 million has no impact on the actual cash payments of income taxes.

Management, in consultation with the Audit Committee, is currently evaluating but anticipate that these errors constitute a material weakness or weaknesses in the Company’s internal controls over financial reporting as defined by the Public Company Accounting Oversight Board.

Alliance One International, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 11, 2007	Alliance One International, Inc.
Registrant

By: /s/ Thomas G. Reynolds
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Thomas G. Reynolds Vice President - Controller (Chief Accounting Officer)

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